UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒             Filed by a Party other than the Registrant ☐

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

AMERICAN REALTY CAPITAL HEALTHCARE TRUST III, INC.

(Name of Registrant as Specified In Its Charter)

(Name of person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Please see here for a link to American Realty Capital Healthcare Trust III, Inc.'s  ("ARC-HT III") proxy statement dated October 23, 2017  Link to Proxy Statement.  ARC-HT III will hold its annual meeting of stockholders on December 21, 2017.

Your clients who we reflect as ARC-HT III stockholders will receive proxy materials over the next week and we ask that they vote their shares promptly after reviewing that information.  We appreciate your help in encouraging these clients to vote.

The ARC-HT III Board of Directors (the "Board") recommends a vote FOR both the routine matters (the election of directors and the ratification of the company's external accounting firm for 2017) and, importantly, the two proposals related to the proposed asset sale and plan of liquidation which, if both are approved, are expected to result in the payment of estimated total liquidating distributions of between $17.67 and $17.81 per share (1).

More than 50% of ARC-HT III's outstanding shares of common stock must vote FOR both the proposed asset sale and plan of liquidation in connection with the December 21, 2017 meeting in order for ARC-HT III to pay the anticipated initial liquidating cash distribution of $15.75 per share to stockholders in early January 2018.  A vote today will help ARC-HT III achieve the goal of providing stockholders with liquidity for their shares.  The proxy materials provide details on the expected timing for liquidating distributions.

If both are approved the proposed asset sale and plan of liquidation will provide stockholders with the following:

•	Full-Cycle Liquidity - An all-cash $120 million transaction where ARC-HT III will sell its real estate assets to Healthcare Trust, Inc. and then liquidate and dissolve. ARC-HT III will pay stockholders estimated total liquidating distributions of between $17.67 to $17.81 per share[1]. The initial cash distribution of $15.75 per share is expected be paid to stockholders within two weeks of the transaction closing. If the proposed asset sale and plan of liquidation are approved at the December 21, 2017 Annual Meeting, stockholders will receive $15.75 per share in early January 2018.

•	Reduces Future Risks Associated with Business Operations, Successful Execution of Liquidity Events, and Distribution Levels for the Company Given its Inefficient Size and Unsustainable Operations on a Long-term Basis

•	Maximizes Value: The Special Committee comprised of independent directors of the Board completed a thorough strategic review process evaluating all options and is prepared to move forward with the proposed transaction to maximize shareholder value.

Proxy solicitation costs are borne by ARC-HT III and its stockholders.  These costs become substantial when prolonged solicitation activities must be pursued.  Early votes help keep costs to a minimum and will avoid the need for the proxy solicitor, Broadridge Investor Communication Services, Inc., to initiate repeated calls or mailings to stockholders.

Stockholders are urged to vote as soon as possible in order to allow ARC-HT III to obtain a sufficient number of votes to convene the meeting as scheduled.

Every vote matters and is important no matter how many shares a stockholder owns.

Stockholders may use one of the following quick and easy ways to vote:

•      Speak with a Proxy Voting Specialist Live – Please call Broadridge at 1-855-973-0094 to speak live with a proxy voting specialist who will take your vote over the phone. Proxy specialists are available Monday through Friday between 9:00 am and 10:00 pm Eastern.

OR

•      Use the Automated Line – If you have your control number available for reference and prefer to use an automated system available 24 hours each day, please dial 1-800-690-6903 and have the control number listed on the voting instructions form provided to you available for reference when using this touch-tone system.

Vote Online at www.proxyvote.com/HTIII – Enter the control number on the voting instruction form provided and follow the prompts.
Vote by Mail – Complete, sign and date the enclosed proxy card and return it in the pre-paid envelope provided as soon as possible.

(1) These estimates are based on certain assumptions and there can be no guarantee as to the exact amount that you will receive.

We invite you and your clients to join us for an upcoming webcast.

Date	Time	Link
Tuesday, October 31, 2017	3:00pm Eastern	Click to add this webcast to your calendar
Thursday, November 2, 2017	12:00pm Eastern	Click to add this webcast to your calendar
Tuesday, November 14, 2017	12:30pm Eastern	Click to add this webcast to your calendar
Thursday, November 16, 2017	3:00pm Eastern	Click to add this webcast to your calendar

Please feel free to call us at 866-902-0063 should you have questions about ARC-HT III, the annual meeting or the proposed asset sale and plan of liquidation.

Copyright (C) 2017 AR Global Investments, LLC All rights reserved.
405 Park Avenue, New York, NY 10022 | T: 212-415-6500.

American Realty Capital Healthcare Trust III, Inc. Offering Profile Leadership Portfolio Investor Relations Contact Us Attention ARC HT III shareholders, proxy voting for the asset sale transaction with Healthcare Trust, Inc. is now live and we need your vote! Vote Now Link to Proxy Statement ARC HT III will host two webcasts discussing the asset sale and proxy vote: Tuesday, October 31st at 3pm Eastern Click to add this webcast to your calendar Thursday, November 2nd at 12pm Eastern Click to add this webcast to your calendar INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. THESE MATERIALS ARE AVAILABLE FREE OF CHARGE ON THE SEC'S WEBSITE AT WWW.SEC.GOV. AT WWW.THEHEALTHCAREREIT3.COM. About American Realty Capital Healthcare Trust III, Inc. ARC HT III is Closed To All New Investments American Realty Capital Healthcare Trust III, Inc., or ARC HT III, is a real estate investment trust focusing primarily on healthcare-related assets including

The following is a transcript of a telephone message reminding stockholders of American Realty Capital Healthcare Trust III, Inc. (the “Company”) reminding them to vote at the Company’s 2017 annual meeting of stockholders

Hi, this is Todd Jensen, Interim Chief Executive Officer and President of American Realty Capital Healthcare Trust III.

I’m calling to let you know about the upcoming annual meeting of stockholders being held on December 21st.

In addition to routine annual meeting matters, this year’s meeting includes two important proposals for your consideration and vote.

As we communicated earlier this year and as detailed in the proxy statement, the company’s board of directors is recommending that you vote FOR both the routine matters and the proposed asset sale and plan of liquidation.

If both non-routine proposals are approved at the December 21st meeting, you will receive total estimated liquidating distributions of between $17.67 and $17.81 per share, including an initial liquidating distribution of $15.75 per share in early January 2018.

As a stockholder, your participation in this vote is important, no matter how many shares you own.

If you haven’t received proxy materials yet you will receive them in the next few days. The materials will include detailed information about the proposals and instructions on how to easily vote your shares by mail, over the phone or online.

We invite you to participate in one or more of our upcoming web based presentations on the proposed asset sale and plan of liquidation. The first of these webcasts is scheduled for Tuesday, October 31st at 3:00 pm Eastern.

You will find a schedule of additional webcasts at www.thehealthcarereit3.com.

After reviewing the proxy materials, you may contact Broadridge Investor Communication Solutions at 855-973-0094 for help with voting your shares.

Your early vote on this matter is greatly appreciated.

Thank you.